Exhibit 99.1

Venus Concept Receives FDA 510(k) Clearance of Venus BlissMAX for
Non-Invasive Lipolysis of the Abdomen and Flanks, Cellulite Reduction and Muscle Conditioning

TORONTO, January 18, 2022 – Venus Concept Inc. (“Venus Concept” or the “Company”) (NASDAQ: VERO), a global medical aesthetic technology leader, announced today that it has received 510(k) clearance from the U.S. Food and Drug Administration (“FDA”) to market the Venus BlissMAX device (“BlissMAX”) in the United States.

BlissMAX is a medical aesthetic platform that offers a comprehensive solution for fat reduction, cellulite reduction and muscle conditioning with three technologies in one platform. Like the Company’s Venus Bliss(TM) system, BlissMAX employs advanced diode laser applicators for non-invasive lipolysis of the abdomen and flanks in individuals with a BMI of 30 or less, resulting in reduction of  unwanted focal fat,  as well as an (MP)2 applicator that combines Multi-Polar Radio Frequency and Pulsed Electro Magnetic Fields with advanced VariPulse(TM) technology to reduce the appearance of cellulite. In addition to these technologies, BlissMAX also features the Company’s FlexMAX EMS applicators, designed for muscle conditioning to stimulate healthy muscles.

“We are very pleased to receive FDA 510(k) clearance for BlissMAX, the next generation of our Venus Bliss system, earlier than anticipated,” said Domenic Serafino, Chief Executive Officer of Venus Concept. “BlissMAX is an important addition to our body treatment franchise, as we believe the integration of three body treatment technologies in a single, cost-effective platform will resonate with physician customers. The BlissMAX provides excellent results, has little-to-no downtime and offers compelling profitability per procedure for our customers. We look forward to initiating a limited commercial launch in the U.S. by the end of the first quarter of 2022 and believe BlissMAX will be the only device on the market to offer laser fat reduction, cellulite reduction and muscle conditioning in a single body contouring workstation.”

About Venus Concept

Venus Concept is an innovative global medical aesthetic technology leader with a broad product portfolio of minimally invasive and non-invasive medical aesthetic and hair restoration technologies and reach in over 60 countries and 18 direct markets. Venus Concept focuses its product sales strategy on a subscription-based business model in North America and in its well-established direct global markets. Venus Concept’s product portfolio consists of aesthetic device platforms, including Venus Versa, Venus Legacy, Venus Velocity, Venus Fiore, Venus Freedom, Venus Viva, Venus Freeze Plus, Venus Glow, Venus Bliss, Venus BlissMAX, Venus Epileve and Venus Viva MD. Venus Concept’s hair restoration systems include NeoGraft(R), an automated hair restoration system that facilitates the harvesting of follicles during a FUE process and the ARTAS(R) and ARTAS iX(R) Robotic Hair Restoration systems, which harvest follicular units directly from the scalp and create recipient implant sites using proprietary algorithms. Venus Concept has been backed by leading healthcare industry growth equity investors including EW Healthcare Partners (formerly Essex Woodlands), HealthQuest Capital, Longitude Capital Management, and Aperture Venture Partners.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about our financial performance; the growth in demand for our systems and other products; and general economic conditions, including the global economic impact of COVID-19, and involve risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which the Company operates and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this communication may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under Part II Item 1A—”Risk Factors” in our Quarterly Reports on Form 10-Q and Part I Item 1A—”Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in other documents the Company may file with the SEC. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the date of this communication. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Investor Relations Contact:

ICR Westwicke on behalf of Venus Concept
Mike Piccinino, CFA
VenusConceptIR@westwicke.com